OPPENHEIMER RISING DIVIDENDS FUND, INC.

Supplement dated November 17, 2008 to the

Prospectus dated February 15, 2008

This supplement amends the Prospectus of Oppenheimer Rising Dividends Fund, Inc. (the "Fund") dated February 15, 2008 and replaces the supplements dated July 1, 2008 and April 28, 2008.

1. The section titled “Advisory Fees,” on page 14 of the Prospectus, is deleted in its entirety and is replaced by the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.65% of the first $800 million of average annual net assets of the Fund, 0.60% of the next $700 million, 0.58% of the next $1 billion, and 0.56% of average annual net assets in excess of $2.5 billion. The Fund's advisory fee for the period ended October 31, 2007 was 0.67% of average annual net assets for each class of shares.

Effective November 17, 2008 through November 16, 2009, the Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that the total annual operating expenses will not exceed 1.85% of average annual net assets for Class C shares and 1.35% of average annual net assets for Class N shares. Those expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This voluntary waiver may be amended or withdrawn at any time.

A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the fiscal year ended October 31, 2007.

2. The fourth paragraph in the section titled “Distribution and Service (12b-1) Plans - Distribution and Service Plans for Class B, Class C, and Class N Shares,” on page 27, is deleted in its entirety and is replaced by the following:

The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. Effective July 1, 2008, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year’s service fees at the time of purchase. See the Statement of Additional Information for exceptions.

3. The address information following the bullet points in the section titled “How to Sell Shares – How Do You Sell Shares by Mail?” on page 32 is deleted in its entirety and is replaced by the following:

Use the following address for requests by mail:
OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217
Use the following address for courier or express mail requests:
OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014

4. The following is added to the Prospectus of the Fund:

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are permitted to purchase Class Y shares of the Fund.

November 17, 2008

PS0225.033